Fees Summary	Jan. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 600,000,000
Previously Paid Amount	0
Total Fee Amount	91,860
Total Offset Amount	3,195.73
Net Fee	$ 88,664.27